Exhibit 99.2

October 26, 2010 Quarterly update FY 2010 fourth quarter Exhibit 99.2

Agenda Introduction Glen Ponczak, Vice President, Investor Relations Overview Steve Roell, Chairman and Chief Executive Officer Business results and financial review Bruce McDonald, Executive Vice President and Chief Financial Officer Q&A FORWARD-LOOKING STATEMENT Johnson Controls, Inc. has made forward-looking statements in this document pertaining to its financial results for fiscal 2011 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements, other than statements of historical fact, are statements that are, or could be, deemed "forward-looking" statements and include terms such as "outlook," "expectations," "estimates" or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, energy and commodity prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, changes in the levels or timing of investments in commercial buildings as well as other factors discussed in Item 1A of Part I of the Company's most recent Form 10-k filing (filed November 24, 2009) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. 2

2010 fourth quarter Sales: $9.0 billion vs. $7.9 billion in 2009 (+15%) Segment income*: $586 million vs. $514 million in Q4 2009 Net income*: $409 million vs. $339 million EPS*: $0.60 per diluted share vs. $0.52 in Q4 2009 3 *Excluding non-recurring items in 2010 and 2009 quarters Net debt to total capitalization at Sept. 30, 2010: 21.9% Voluntary pension contribution: approx. $440 million

2010 full year Sales: $34.3 billion vs. $28.5 billion in 2009 (+20%) Segment income*: $1.9 billion vs. $635 million in 2009 Net income*: $1.4 billion vs. $311 million in 2009 EPS*: $1.99 per diluted share vs. $0.52 in 2009 4 *Excluding non-recurring items Outperformed our underlying markets Market share gains in all three businesses Benefitted from cost reduction initiatives Improved margins in all businesses Earnings near 2008 record despite depressed markets Good cash generation resulting in strong liquidity position Accelerated investments ahead of market recoveries

Entering 2011 Good momentum Solid growth in backlogs; evidence of market share gains Automotive up from $2.5 billion to $4.0 billion Building efficiency up 10% at end of 2010 Q4 orders up 32%, excluding currency Significantly higher Global Workplace Solutions contract bids Accelerating demand for SLI and AGM batteries Geographic and capacity expansions in emerging markets Johnson Controls 5

2010 fourth quarter Automotive Experience 2010 2009 Net sales $4.1B $3.5B 18% North America up 32% Europe down 2% (up 8%, excluding currency) Asia up 74%; strength in Japan and Korea China sales (non-consolidated--not included in Asia revenue): up 41% to $875 million Segment income* $129M $77M 68% Higher volume Benefits of cost reduction initiatives Higher JV profitability Lower European margins due to higher engineering costs and negative currency impact 6 2011-2013 $4.0B backlog Up 60% vs. 2010 - 2012 2011 $1.1 billion 2012 $1.2 billion 2013 $1.7 billion 70% consolidated; 30% non-consolidated 43% Europe, 43% Asia, 14% North America *Excluding non-recurring items

2010 fourth quarter Building Efficiency 2010 2009 Net sales $3.6B $3.3B 10% Higher revenues in all segments except Europe NA Systems up 7%, Services up 11% Global Workplace Solutions up 20% ROW up 19% Europe down 12% (down 4%, excluding currency) Segment income* $275M $243M 13% Higher volume UPG (residential HVAC) turnaround Strength in Rest of World 7 Commercial backlog and orders Excluding currency (at September 30, 2010) $4.7B, up 10% Backlog up in North America and ROW; down 5% in Europe Orders up 32% ROW up 57% N. America up 31% Europe up 6% *Excluding non-recurring items

2010 fourth quarter Power Solutions 2010 2009 Net sales $1.3B $1.1B 19% Unit volumes up 13% Aftermarket unit volume up 12% OE unit volume up 19% Segment income* $182M $194M - 6% Operational improvements Improved product mix 2009 quarter benefits from timing and magnitude of lead purchases 8 *Excluding non-recurring items

Fourth quarter 2010 Financial highlights (in millions) 2010* (excluding items) 2009* (excluding items) % change 2010 (reported) 2009 (reported) Sales $9,040 $7,867 15% $9,040 $7,867 Gross profit % of sales 1,502 16.6% 1,248 15.9% 20% 1,491 16.5% 1,143 14.5% SG&A expenses 975 761 28% 985 761 Equity income 59 27 119% 98 27 Segment income $586 $514 14% $604 $409 6.5% 6.5% 6.7% 5.2% 9 FX - Euro to U.S. dollar average exchange rate at $1.29 in Q4 2010 vs. $1.43 in 2009 Sales - Excluding FX, sales up 18% Gross profit - Higher volumes and cost savings initiatives SG&A - Investments in innovation, emerging markets and growth opportunities Equity income - Growth in Automotive Experience (China) and Power Solutions JVs *2010 excludes a one-time gain on a Korean JV acquisition of $37 million and a charge of $19 million in Automotive Experience; 2009 excludes one-time warranty charges of $105 million.

Fourth quarter 2010 Financial highlights (in millions, except earnings per share) 2010* (excluding items) 2009* (excluding items) 2010 (reported) 2009 (reported) Segment income $586 $514 $604 $409 Financing charges - net (53) (72) (53) (183) Income before taxes 533 442 551 226 Income tax provision / (benefit) 96 100 74 (77) Net income 437 342 477 303 Income attributable to non-controlling interests 28 3 28 3 Net income attributable to JCI $409 $339 $449 $300 Diluted earnings per share $0.60 $0.52 $0.66 $0.47 10 Financing charges-net - Lower debt levels Income tax provisions - Underlying 2010 tax rate of 18% Minority interests - Improved profitability in consolidated Automotive JVs * 2010 excludes a one-time gain on a Korean JV acquisition of $37 million and a charge of $19 million in Automotive Experience. 2010 also excludes non-recurring tax benefits of $22 million. 2009 excludes a warranty charge, costs associated with exchange offer (financing charges) of $111 million and non-recurring tax items of $177 million.

2010 fourth quarter Balance sheet Strong liquidity position Liquidity cushion in excess of $3.3 billion Revolver expires in December 2011 Net debt to capitalization 22% vs 26% in Q4 2009 Cash provided by operations of $66 million ($506 million excluding discretionary pension funding of approximately $440 million) Increased capital spending to $251 million, $133 million higher than Q4 2009 Trade working capital as a percentage of sales improved to 5.8% vs 8.1% in 2009 11 Strong balance sheet permits accelerated investments in growth initiatives